DSS AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX  Class U: SBQUX  Class I: SBQIX

Supplement dated August 28, 2024
to the Prospectus and Summary Prospectus each dated October 25, 2023, as previously supplemented from time to time, with respect to the Fund above.

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The following changes will be effective on or about 60 days after the date of this supplement.

The Fund will be renamed as the DSS AmericaFirst Alpha Trends Factor Fund.

The Fund’s investment objective will change from “The Fund’s investment objective is to provide you with growth of capital”; to “The Fund seeks to provide capital gains.”

The Fund will discontinue its policy that, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in large capitalization companies.

The Fund’s principal investment strategies and related risks will change to align with the Fund’s new name.  The Fund will no longer be subject to certain equity-related principal investment risks, but will be subject to an additional risks.  “Foreign Exposure Risk.”  Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar.  “Stock Value Risk.”  Stocks involve the risk that they may never reach what the portfolio manager believes is their full market value, either because the market fails to recognize the stock’s intrinsic worth or the manager misgauged that worth.

Additional information will be provided to shareholders once the changes are effective.

The Statement of Additional Information dated October 25, 2023, and the Prospectus dated October 25, 2023, each as supplemented from time to time provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling shareholder services at 1-877-217-8501.

Please retain this Supplement for future reference.